SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 March 17, 1997
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                Date of Report (Date of earliest event reported)



                           Double River Oil & Gas Co.
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                  (Exact name of registrant as specified in its charter)



     Texas                            2-71175               75-1729359
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  (State or other jurisdiction    (Commission File      (IRS Employer
   of incorporation)               Number)               Identification No.)



                  9319 LBJ Frwy., Suite 205 Dallas, Texas 75243
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                    (Address of principal executive offices)



                              (972) 644-2581
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                Registrant's telephone number, including are code



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         (Former name or former address, if changed since last report.)




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                           Double River Oil & Gas Co.
                                    Form 8-K



Item 4.  Changes in Registrant's Certifying Accountant.

         (a) The Board of Directors of Double River Oil & Gas Co. has engaged the accounting firm of Ernst & Young LLP as independent accountants for the Registrant since 1994. By letter dated March 13, 1997, Ernst & Young LLP resigned as independent auditors for the company because of unpaid audit fees for the prior year ended December 31, 1995. The company does not currently have sufficient cash funds to pay such fees. There is no dispute as to the amount owed.

         (b) During the two most recent fiscal years and interim period subsequent to December 31, 1995, there has been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure or any reportable events.

         (c) Report on the financial statements for the two years ended December 31, 1995 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         (d) The Registrant has requested that Ernst & Young LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Ernst & Young LLP's letter to the SEC dated March 24, 1997, is filed as Exhibit 16 to the form 8-K.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                                              DOUBLE RIVER OIL & GAS CO.

Dated:   March 24, 1997

                                              By:/s/ Paul E. Cash
                                                 -------------------
                                                 Paul E. Cash
                                                 Vice President




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